UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

INTREXON CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-36042	26-0084895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway Germantown, Maryland	20876
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (301) 556-9900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	XON	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, at the 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) of Intrexon Corporation (the “Company”), upon recommendation of the Board of Directors of the Company (the “Board”), the Company’s shareholders approved an amendment to the Amended and Restated Intrexon Corporation 2013 Omnibus Incentive Plan, as amended (the “Plan”), to increase the number of shares of the Company’s common stock (“Common Stock”) authorized for issuance under the Plan by 5,000,000 (the “Amendment”).

A description of the Amendment is set forth on pages 36 and 37 of the definitive Proxy Statement on Schedule 14A for the 2019 Annual Meeting that was filed with the Securities and Exchange Commission on April  30, 2019, which description is incorporated by reference herein. The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2019, the Company held the 2019 Annual Meeting. At the 2019 Annual Meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for a one-year term, (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, (iii) approved a non-binding advisory resolution approving the compensation of the named executive officers, (iv) approved the Amendment, (v) approved the 2019 Incentive Plan for Non-Employee Service Providers, (vi) approved an amendment to the Amended and Restated Articles of Incorporation of the Company (the “Charter”) to increase the number of authorized shares of Common Stock from 200,000,000 to 400,000,000, and (vii) approved an adjournment of the 2019 Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes to approve the Amendment to the Charter. Notwithstanding the approval of adjournment of the 2019 Annual Meeting, adjournment was not necessary and the 2019 Annual Meeting was not adjourned because there were sufficient votes to approve the Amendment to the Charter.

Proposal 1 –Election of Directors

	For	Against	Abstain	Broker Non-Votes
Randal J. Kirk	112,387,505	5,279,329	87,687	32,365,503
Cesar L. Alvarez	104,734,796	12,791,851	227,874	32,365,503
Steven R. Frank	114,370,754	3,156,926	226,841	32,365,503
Vinita D. Gupta	114,499,627	3,027,623	227,271	32,365,503
Fred Hassan	114,377,056	3,154,295	223,170	32,365,503
Jeffrey B. Kindler	113,855,650	3,642,417	256,454	32,365,503
Dean J. Mitchell	114,554,929	2,942,715	256,877	32,365,503
Robert B. Shapiro	112,457,077	5,073,349	224,095	32,365,503
James S. Turley	114,405,812	3,092,229	256,480	32,365,503

Proposal 2 – Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019

For	Against	Abstain	Broker Non-Votes
146,654,638	3,019,223	446,163	—

Proposal 3 – Non-binding Advisory Resolution Approving the Compensation of the Named Executive Officers

For	Against	Abstain	Broker Non-Votes
91,750,954	5,106,835	20,896,732	32,365,503

Proposal 4 – Approval of the Amendment to the Amended and Restated Intrexon Corporation 2013 Omnibus Incentive Plan

For	Against	Abstain	Broker Non-Votes
92,755,074	4,119,935	20,879,512	32,365,503

Proposal 5 – Approval of the Intrexon Corporation 2019 Incentive Plan for Non-Employee Service Providers

For	Against	Abstain	Broker Non-Votes
83,684,450	13,061,690	21,008,381	32,365,503

Proposal 6 – Approval of the Amendment to the Amended and Restated Articles of Incorporation of the Company

For	Against	Abstain	Broker Non-Votes
141,106,139	8,480,871	533,014	—

Proposal 7 – Approval of Adjournment of the 2019 Annual Meeting, if Necessary, to Solicit Additional Proxies if there Were Not Sufficient Votes to Approve Proposal 6.

For	Against	Abstain	Broker Non-Votes
138,230,198	11,258,548	631,278	—

Notwithstanding the approval of Proposal 7, adjournment was not necessary and the 2019 Annual Meeting was not adjourned, as there were sufficient votes to approve Proposal 6.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment to the Intrexon Corporation Amended and Restated 2013 Omnibus Incentive Plan, as amended, effective as of June 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2019

INTREXON CORPORATION

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

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